Muhlenkamp Fund
                       Intelligent Investment Management

ANNUAL REPORT

December 31, 2001

Phone:  1-800-860-3863
E-mail:  fund@muhlenkamp.com
Web Site:  www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a free prospectus. Read it carefully before you invest.

Dear Fellow Shareholders:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this Annual Report of your Fund.

In our quarterly letters to you over the past three years (available on our website at www.muhlenkamp.com), we have spelled out our thoughts on the evolving economic and market pictures.

In 1999, the U.S. Federal Reserve Board (the Fed) began raising interest rates. It did so because many economists feared that continued economic growth would re-ignite inflation (even though this theory was disproved by Paul Volcker and Ronald Reagan twenty years ago).

The Fed's goal was a slowdown and "soft-landing" in the economy much like it engineered in 1994-95. Instead, partly for reasons beyond Fed control, we are in a recession much like the one of 1990-91. This is our tenth recession since WWII. Each of these recessions had been triggered by the Fed raising interest rates, usually for the purpose of combatting inflation or the fear of inflation.

We used to expect a recession every 3-5 years as a normal part of the business cycle. I entered the investment business in 1968. By the mid-1970s I concluded that recessions were inherently self-correcting. In a recession, the typical wage earner works a little harder, saves a little more, and spends a little less. After a few months, when she no longer fears losing her job (though 2-3% of workers have lost theirs), she will have improved her financial position and gradually resume her normal spending pattern. But the fact that recessions are inherently self-correcting doesn't mean they are always self-correcting. In 1930 our government's response to recession was to raise interest rates, raise taxes and raise tariffs, giving us a depression. In the late 1960s our government's response was to print money, giving us inflation. Inflation encourages people to spend more, save less and to speculate making the problem worse. Inflation is not inherently self-correcting. It took a change in government policies to reverse the trend.

Knowing this history, when the Fed sets out to slow the U.S. economy, we always look for signs or actions that would turn a normal cyclical recession into depression or inflation. As we reported in July, we see few signs of either at this time.

We did mention in July that war could have a dramatic effect on this U.S. economy, but we viewed war as unlikely. Obviously September 11 proved us to be wrong. But we have learned some things since September 11. The direct effects of September 11 have lengthened and deepened the slowdown, ensuring a recession. For a period of time, measured in days to a few weeks for most of us, discretionary economic spending was unimportant. "Our heart simply wasn't in it." But when the auto companies offered 0% financing, many consumers responded by buying new cars.

Putting these observations together, our best description is that on September 11 most Americans suffered a "death in the family" resulting in a temporary pause in economic activity, but not necessarily a change in the normal pattern of spending habits.

Further complicating the current economic/market cycle has been the public discovery of, and fascination with, the "game of the stock market." This fascination began in late-1998, and after three years, many of the hyped stock prices are back to where they started. The nearby plot illustrates the round trip of the fad. What remains to be seen is whether the public maintains its fascination with the stock market, either with the same stocks or with new ones.

                   MUHLX VS. NASDAQ AND S&P 500 INDEX DAILY

                                    RETURNS

Date             Nasdaq            Muhlenkamp             S&P
----             ------            ----------             ---
1/99               0%                  0%                  0%
3/99               1%                -10%                  0%
6/99              15%                  9%                  9%
9/99              15%                 -2%                  0%
12/99             75%                  6%                 12%
1/00              64%                  5%                  9%
3/00              64%                 11%                 15%
6/00              65%                 16%                 15%
9/00              45%                 28%                 11%
12/00             29%                 11%                  6%
1/01              29%                 12%                  5%
3/01              -5%                 30%                 -3%
6/01               2%                 46%                  4%
9/01             -12%                 38%                 -8%
12/01             -8%                 36%                 -7%
1/02              -9%                 40%                 -5%

So our conclusion remains - the risk in the current economy/market remains that of a normal cyclical recession. The long-term picture for the U.S. remains good. The short-term picture remains one of high stock price volatility.

As we go through this recession, the media will focus on the bad news. It always does; apparently bad news sells. To help your own perspective on the current recession, study the last one. Go to the library and read the business magazines from early 1991.

Ronald H. Muhlenkamp

/s/Ronald H. Muhlenkamp

President
February 15, 2002

Past performance does not guarantee future results. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 Index is a broad based unmanaged index of 500 stocks which is widely recognized as representative of the equity market in general. The NASDAQ Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

                       TOTAL RETURN %              CUMULATIVE RETURN %
                ---------------------------    ---------------------------
 Period Ending  Muhlenkamp Fund     S&P 500    Muhlenkamp Fund     S&P 500
 -------------  ---------------     -------    ---------------     -------
   12/31/92           15.8            7.6           15.8              7.6
   12/31/93           18.1           10.1           36.8             18.5
   12/31/94           (7.2)           1.3           26.9             20.0
   12/31/95           33.0           37.6           68.8             65.1
   12/31/96           30.0           23.0          119.4            103.1
   12/31/97           33.3           33.4          192.5            170.9
   12/31/98            3.2           28.6          201.9            248.4
   12/31/99           11.4           21.0          236.3            321.6
   12/31/00           25.3           (9.1)         321.4            283.2
   12/31/01            9.3          (11.8)         360.5            238.0

                  A $10,000 INVESTMENT IN THE MUHLENKAMP FUND

             PERIOD ENDING      MUHLENKAMP FUND      S&P 500 INDEX
             -------------      ---------------      -------------
                12/31/91            $10,000             $10,000
                12/31/92            $11,580             $10,762
                12/31/93            $13,678             $11,847
                12/31/94            $12,695             $12,003
                12/31/95            $16,879             $16,514
                12/31/96            $21,939             $20,306
                12/31/97            $29,245             $27,080
                12/31/98            $30,187             $34,819
                12/31/99            $33,628             $42,145
                12/31/00            $42,136             $38,310
                12/31/01            $46,067             $33,785

The Standard & Poor's 500 Stock Index ("S&P 500 Index") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on 12/31/91. Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                                (AS OF 12/31/01)

                                                  Past        Past       Past
Muhlenkamp Fund                      One Year  Three Years Five Years Ten Years
---------------                      --------  ----------- ---------- ---------
Return Before Taxes                    9.33%      15.13%     15.99%     16.50%
Return After Taxes
  on Distributions*<F1>                9.33%      14.60%     15.62%     16.10%
Return After Taxes on Distributions
  and Sale of Fund Shares*<F1>         5.68%      12.33%     13.36%     14.32%

S&P 500 Index**<F2>                  (11.81%)     (1.02%)    10.69%     12.91%

 *<F1> After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
**<F2> The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Starting this year, the Securities and Exchange Commission requires mutual funds to present returns on an after tax basis. The Muhlenkamp Fund is providing these returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of our Fund.

                       STATEMENT OF ASSETS & LIABILITIES
                               DECEMBER 31, 2001

                                     ASSETS

INVESTMENTS, AT VALUE (Cost $433,734,681)                         $544,898,841
RECEIVABLE FOR FUND SHARES SOLD                                      5,808,645
DIVIDENDS RECEIVABLE                                                   156,858
INTEREST RECEIVABLE                                                        654
OTHER ASSETS                                                           140,580
                                                                  ------------
   Total assets                                                    551,005,578
                                                                  ------------

                                  LIABILITIES

OPTIONS WRITTEN, AT VALUE                                            5,178,700
  (Premiums received $4,650,119)
PAYABLE FOR SECURITIES PURCHASED                                     3,054,468
PAYABLE FOR FUND SHARES REDEEMED                                     1,501,975
PAYABLE TO ADVISOR                                                     430,809
ACCRUED EXPENSES AND OTHER LIABILITIES                                 423,185
                                                                  ------------
   Total liabilities                                                10,589,137
                                                                  ------------
NET ASSETS                                                        $540,416,441
                                                                  ------------
                                                                  ------------

                                   NET ASSETS

PAID IN CAPITAL                                                   $433,804,132
UNDISTRIBUTED NET INVESTMENT INCOME                                    434,653
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS SOLD,
  AND OPTION CONTRACTS EXPIRED OR CLOSED                            (4,457,923)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                     111,164,160
   Written options                                                    (528,581)
                                                                  ------------
NET ASSETS                                                        $540,416,441
                                                                  ------------
                                                                  ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (unlimited number of shares authorized, $.001 par value)          10,091,742
NET ASSET VALUE PER SHARE                                         $      53.55
                                                                  ------------
                                                                  ------------

                       See notes to financial statements.

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
   Dividends (Net of foreign taxes withheld of $1,933)             $ 3,476,735
   Interest                                                            823,502
                                                                   -----------
       Total investment income                                       4,300,237
                                                                   -----------

EXPENSES:
   Investment advisory fees                       $4,189,324
   Shareholder servicing and accounting costs        394,125
   Reports to shareholders                            55,061
   Federal & state registration fees                 103,019
   Custody fees                                       28,290
   Administration fees                               247,388
   Directors' fees and expenses                        4,326
   Professional fees                                  38,505
   Other                                              13,978
                                                  ----------
   Total operating expenses
     before expense reductions                     5,074,016
   Expense reductions (see Note 8)                  (171,665)
                                                  ----------
       Total expenses                                                4,902,351
                                                                   -----------
NET INVESTMENT LOSS                                                   (602,114)
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on:
     Investments                                  (9,002,168)
     Written options                               4,443,392
                                                  ----------
     Net realized loss                                              (4,558,776)
   Change in unrealized appreciation
     (depreciation) on:
     Investments                                  29,757,395
     Written options                                (723,854)
                                                  ----------
     Net unrealized gain                                            29,033,541
                                                                   -----------
   Net realized and unrealized gain on investments                  24,474,765
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $23,872,651
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED               YEAR ENDED
                                                                       DECEMBER 31, 2001        DECEMBER 31, 2000
                                                                       -----------------        -----------------
OPERATIONS:
     Net investment loss                                                 $   (602,114)             $   (427,147)
     Net realized gain (loss) on investments sold
       and option contracts expired or closed                              (4,558,776)               14,067,613
     Change in unrealized appreciation (depreciation)
       on investments and written options                                  29,033,541                32,644,262
                                                                         ------------              ------------
          Net increase in net assets
            resulting from operations                                      23,872,651                46,284,728
                                                                         ------------              ------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET REALIZED GAINS                                                          --               (11,901,530)
                                                                         ------------              ------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                            452,045,891               111,885,044
     Proceeds from shares issued to holders
       in reinvestment of dividends                                                --                11,605,019
     Cost of shares redeemed                                             (202,887,944)              (69,086,823)
                                                                         ------------              ------------
          Net increase in net assets resulting
            from capital share transactions                               249,157,947                54,403,240
                                                                         ------------              ------------
          Total increase in net assets                                    273,030,598                88,786,438

NET ASSETS:
     Beginning of year                                                    267,385,843               178,599,405
                                                                         ------------              ------------
     End of year                                                         $540,416,441              $267,385,843
                                                                         ------------              ------------
                                                                         ------------              ------------

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------------------
                                                    2001             2000              1999             1998              1997
                                                   ------           ------            ------           ------            ------
NET ASSET VALUE, BEGINNING OF YEAR                $  48.98         $  41.11          $  37.65         $  36.55          $  27.52

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                    (0.11)(1)(4)     (0.08)(1)         (0.11)(2)         0.08(2)           0.18(2)
                                                          <F3><F6>          <F3>              <F4>            <F4>              <F4>
     Net realized and unrealized
       gains on investments                           4.68            10.28              4.37             1.10              8.98
                                                  --------         --------          --------         --------          --------
          Total from investment operations            4.57            10.20              4.26             1.18              9.16

LESS DISTRIBUTIONS:
     From net investment income                       0.00             0.00              0.00            (0.08)            (0.13)
     From net realized gains                          0.00            (2.33)            (0.80)            0.00              0.00
                                                  --------         --------          --------         --------          --------
     Total distributions                              0.00            (2.33)            (0.80)           (0.08)            (0.13)
                                                  --------         --------          --------         --------          --------
NET ASSET VALUE, END OF PERIOD                    $  53.55         $  48.98          $  41.11         $  37.65          $  36.55
                                                  --------         --------          --------         --------          --------
                                                  --------         --------          --------         --------          --------
TOTAL RETURN                                         9.33%           25.30%            11.40%            3.22%            33.28%

NET ASSETS, END OF PERIOD (in thousands)          $540,416         $267,386          $178,599         $194,962          $125,461

RATIO OF OPERATING EXPENSES
  TO AVERAGE NET ASSETS(3)<F5>                       1.17%            1.28%             1.35%            1.32%             1.33%

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                     (0.14)%(4)       (0.20)%           (0.26)%            0.21%             0.53%
                                                          <F6>

PORTFOLIO TURNOVER RATE                             10.52%           32.04%            14.52%           27.03%            13.89%

(1)<F3> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F4> Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(3)<F5> The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, were 1.21%, 1.36%,
          1.38%, 1.36% and 1.44%, respectively (See Note 8).
(4)<F6> As a result of adopting the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (see Note 9), net investment loss per share was reduced by $0.03 and the ratio of net investment loss to average net assets was reduced by 0.04%.

                       See notes to financial statements.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

NAME OF ISSUER OR TITLE OF ISSUE                  SHARES              VALUE
--------------------------------                  ------              -----
COMMON STOCK -- 97.8%+<F8>

AEROSPACE -- 0.3%+<F8>
   BE Aerospace, Inc.*<F7>#<F9>                   174,800         $  1,602,916
                                                                  ------------

AIRLINES -- 0.7%+<F8>
   Frontier Airlines, Inc.*<F7>                   220,900            3,755,300
                                                                  ------------

APPLIANCES -- 3.4%+<F8>
   Salton, Inc.*<F7>                               84,200            1,589,696
   Whirlpool Corporation                          227,700           16,697,241
                                                                  ------------
                                                                    18,286,937
                                                                  ------------

AUTOS AND RECREATIONAL VEHICLES -- 10.5%+<F8>
   Delphi Automotive Systems Corporation          350,000            4,781,000
   Ford Motor Company                             225,795            3,549,497
   Monaco Coach Corporation*<F7>                   67,500            1,476,225
   National R.V. Holdings, Inc.*<F7>              183,750            1,800,750
   Polaris Industries Inc.                        309,600           17,879,400
   Superior Industries International, Inc.        338,180           13,611,745
   Thor Industries, Inc.                           52,400            1,941,420
   Visteon Corporation                            454,664            6,838,146
   Winnebago Industries, Inc.                     125,500            4,635,970
                                                                  ------------
                                                                    56,514,153
                                                                  ------------

BANKS -- 4.3%+<F8>
   Citigroup Inc.                                 360,000           18,172,800
   Mellon Financial Corporation                   140,000            5,266,800
                                                                  ------------
                                                                    23,439,600
                                                                  ------------

BROKERAGE -- 2.4%+<F8>
   Merrill Lynch & Co., Inc.                      204,000           10,632,480
   SWS Group, Inc.                                 90,249            2,296,837
                                                                  ------------
                                                                    12,929,317
                                                                  ------------

BUILDING PRODUCTS -- 11.1%+<F8>
   American Woodmark Corporation                  212,100           11,400,375
   The Black & Decker Corporation                  92,700            3,497,571
   Cemex S.A. de C.V.  ADR                        625,800           15,457,260
   Dal-Tile International Inc.*<F7>               509,100           11,836,575
   General Cable Corporation                      126,000            1,650,600
   Masco Corporation                              100,000            2,450,000
   Mohawk Industries, Inc.*<F7>                   118,000            6,475,840
   Texas Industries, Inc.                         201,900            7,450,110
                                                                  ------------
                                                                    60,218,331
                                                                  ------------

CAPITAL GOODS -- 1.6%+<F8>
   Graco Inc.                                     158,737            6,198,680
   Terex Corporation*<F7>                         126,500            2,218,810
                                                                  ------------
                                                                     8,417,490
                                                                  ------------

COMMERCIAL SERVICES -- 3.6%+<F8>
   Cendant Corporation*<F7>                       900,000           17,649,000
   Rush Enterprises, Inc.*<F7>                    282,005            1,971,215
                                                                  ------------
                                                                    19,620,215
                                                                  ------------

COMPUTER SERVICES -- 2.5%+<F8>
   Computer Associates International, Inc.        105,000            3,621,450
   International Business Machines Corporation     80,000            9,676,800
                                                                  ------------
                                                                    13,298,250
                                                                  ------------

ELECTRICAL -- 0.6%+<F8>
   The Lamson & Sessions Co.*<F7>                 575,500            3,021,375
                                                                  ------------

FINANCE -- 4.5%+<F8>
   Fannie Mae                                      74,400            5,914,800
   Gabelli Asset Management Inc. - Class A*<F7>   121,600            5,253,120
   Morgan Stanley Dean Witter & Co.               203,000           11,355,820
   Washington Mutual, Inc.                         61,687            2,017,165
                                                                  ------------
                                                                    24,540,905
                                                                  ------------

FOOD DISTRIBUTORS -- 0.6%+<F8>
   SUPERVALU INC.                                 160,000            3,539,200
                                                                  ------------

FOOTWEAR & RELATED APPAREL -- 0.4%+<F8>
   R.G. Barry Corporation*<F7>                    322,200            2,033,082
                                                                  ------------

FURNITURE -- 1.4%+<F8>
   Stanley Furniture Company, Inc.*<F7>           310,900            7,390,093
                                                                  ------------

HOMEBUILDING -- 13.4%+<F8>
   Beazer Homes USA, Inc.*<F7>                    178,200           13,038,894
   Centex Corporation                             210,000           11,988,900
   Meritage Corporation*<F7>                      245,800           12,609,540
   NVR, Inc.*<F7>                                 125,000           25,500,000
   Pulte Homes                                    110,115            4,918,837
   Toll Brothers, Inc.*<F7>                       100,000            4,390,000
                                                                  ------------
                                                                    72,446,171
                                                                  ------------

INDUSTRIAL EQUIPMENT -- 0.9%+<F8>
   JLG Industries, Inc.                           118,100            1,257,765
   Photon Dynamics, Inc.*<F7>#<F9>                 78,700            3,592,655
                                                                  ------------
                                                                     4,850,420
                                                                  ------------

INSURANCE -- 4.9%+<F8>
   Conseco, Inc.#<F9>                           1,127,808            5,030,024
   Fidelity National Financial, Inc.              866,139           21,480,247
                                                                  ------------
                                                                    26,510,271
                                                                  ------------

MEDICAL -- 4.6%+<F8>
   D & K Healthcare Resources, Inc.*<F7>          194,500           11,076,775
   Orthodontic Centers of America, Inc.*<F7>      422,300           12,880,150
   Scios Inc.*<F7>                                 40,000              950,800
                                                                  ------------
                                                                    24,907,725
                                                                  ------------

METAL -- 0.1%+<F8>
   RTI International Metals, Inc.*<F7>             40,000              398,000
                                                                  ------------

OILS, NATURAL GAS AND ENERGY RELATED -- 17.3%+<F8>
   Anadarko Petroleum Corporation                 155,500            8,840,175
   Calpine Corporation*<F7>#<F9>                1,302,000           21,860,580
   Conoco Inc. - Class A                          520,000           14,716,000
   Denbury Resources Inc.*<F7>                    231,000            1,688,610
   El Paso Corporation                            361,450           16,124,285
   Forest Oil Corporation*<F7>                     42,900            1,210,209
   The Houston Exploration Company*<F7>           145,800            4,895,964
   Nabors Industries, Inc.*<F7>                    90,000            3,089,700
   Ocean Energy Inc.                              360,000            6,912,000
   OMNI Energy Services Corp.*<F7>                 85,600               80,464
   Patterson-UTI Energy Inc.*<F7>                 600,000           13,986,000
                                                                  ------------
                                                                    93,403,987
                                                                  ------------

PAPER AND FOREST PRODUCTS -- 0.1%+<F8>
   Abitibi Consolidated Inc.                       80,000              585,600
                                                                  ------------

PUBLISHING -- 0.9%+<F8>
   The Reader's Digest Association, Inc.          220,000            5,077,600
                                                                  ------------

TECHNOLOGY -- 3.4%+<F8>
   Applied Materials, Inc.*<F7>#<F9>               63,700            2,554,370
   ATMI, Inc.*<F7>                                333,900            7,963,515
   Citrix Systems, Inc.*<F7>#<F9>                 323,800            7,337,308
   Intel Corporation                               16,000              503,200
                                                                  ------------
                                                                    18,358,393
                                                                  ------------

TELECOMMUNICATIONS -- 1.0%+<F8>
   Conductus, Inc.*<F7>                           477,700            1,304,121
   MasTec, Inc.*<F7>                              593,700            4,126,215
                                                                  ------------
                                                                     5,430,336
                                                                  ------------

TOBACCO - 0.2%+<F8>
   Philip Morris Companies Inc.                    25,280            1,159,088
                                                                  ------------

TRUCKING -- 3.1%+<F8>
   Arkansas Best Corporation*<F7>                 576,300           16,608,966
                                                                  ------------
       Total Common Stocks (Cost $416,999,344)                     528,343,721
                                                                  ------------

NAME OF ISSUER OR TITLE OF ISSUE            PRINCIPAL AMOUNT          VALUE
--------------------------------            ----------------          -----

CORPORATE BONDS -- 0.3%+<F8>
   General Motors Acceptance Corporation
     0.000%, 6/15/2015, principal only         $5,000,000            1,752,120
                                                                  ------------
       Total Corporate Bond (Cost $1,932,337)                        1,752,120
                                                                  ------------

SHORT-TERM INVESTMENT -- 2.7%+<F8>
   American Express 1.590%, 01/02/2002         14,803,000           14,803,000
                                                                  ------------
       Total Short-Term Investment (Cost $14,803,000)               14,803,000
                                                                  ------------
TOTAL INVESTMENTS -- 100.8%+<F8>
  (Cost $433,734,681)                                             $544,898,841
                                                                  ------------
                                                                  ------------

 *<F7>  Non income producing security.
 +<F8> Investments are shown as a percentage of net assets at December 31, 2001.
 #<F9> All or a portion of the shares have been committed as collateral for written option contracts.
   ADR  American Depository Receipt

                       See notes to financial statements.

                          SCHEDULE OF OPTIONS WRITTEN
                               DECEMBER 31, 2001

                                                                           CONTRACTS
UNDERLYING SECURITY/EXPIRATION DATE/EXERCISE PRICE:                (100 SHARES PER CONTRACT)               VALUE
---------------------------------------------------                -------------------------               -----
CALL OPTIONS
     Applied Materials, Inc.
       Expiration January 2002, Exercise Price $40.00                        1,000                       $  220,000
       Expiration January 2002, Exercise Price $60.00                           80                              400
     BE Aerospace
       Expiration January 2002, Exercise Price $10.00                          570                           14,250
     Photon Dynamics
       Expiration January 2002, Exercise Price $35.00                          950                        1,054,500

PUT OPTIONS
     Applied Materials Inc.
       Expiration January 2002, Exercise Price $40.00                        1,000                          180,000
     BE Aerospace
       Expiration January 2002, Exercise Price $10.00                          570                           65,550
     Calpine
       Expiration January 2004, Exercise Price $20.00                        1,000                          690,000
       Expiration January 2002, Exercise Price $25.00                        2,000                        1,600,000
     Citrix
       Expiration March 2002, Exercise Price $22.50                          1,000                          260,000
     Conseco, Inc.
       Expiration January 2002, Exercise Price $7.50                         2,000                          600,000
       Expiration January 2002, Exercise Price $5.00                         1,000                           80,000
       Expiration January 2003, Exercise Price $15.00                          300                          309,000
     Photon Dynamics
       Expiration January 2002, Exercise Price $30.00                        1,000                          105,000
                                                                                                         ----------
TOTAL OPTIONS WRITTEN
    (Premiums received $4,650,119)                                                                       $5,178,700
                                                                                                         ----------
                                                                                                         ----------

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2001

1.   ORGANIZATION

The Wexford Trust (the "Trust") was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the "Fund") is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its advisor, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

a. Investment Valuations -- Stocks and bonds are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Securities and other assets for which market quotations are not readily available are valued at fair value as determined by procedures established by the Board of Trustees.

b. Investment Transactions and Related Investment Income -- Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

c. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund will make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

d. Dividends and Distributions to Shareholders of Beneficial Interest -- Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

e. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

f. Options Transactions -- The Fund may write put and call options only if it
   (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

   When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

   The Fund may purchase put and call options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

3.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

Muhlenkamp & Co., Inc. (the "Advisor"), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

4.   LINE OF CREDIT

The Fund has established a line of credit agreement ("LOC") with a national banking association, which expires October 31, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Borrowings of the Fund are subject to a $10 million cap on the total LOC. At December 31, 2001, there were no borrowings by the Muhlenkamp Fund outstanding under the LOC.

5.   CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

                                          YEAR ENDED             YEAR ENDED
                                       DECEMBER 31, 2001     DECEMBER 31, 2000
                                       -----------------     -----------------
Shares outstanding,
  beginning of period                      5,458,654             4,344,743
Shares sold                                8,672,934             2,361,888
Shares issued to shareholders
  in reinvestment
  of dividends                                    --               256,976
Shares redeemed                           (4,039,846)           (1,504,953)
                                          ----------            ----------
Shares outstanding,
  end of period                           10,091,742             5,458,654
                                          ----------            ----------
                                          ----------            ----------

6.   OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Muhlenkamp Fund during the year ended December 31, 2001, were as follows:

                                      NUMBER OF CONTRACTS    PREMIUMS RECEIVED
                                      -------------------    -----------------
Options outstanding,
  beginning of period                          810              $   807,273
Options written                             31,790               11,574,726
Options exercised                           (1,082)                (587,219)
Options expired                            (10,965)              (4,417,997)
Options closed                              (8,083)              (2,726,664)
                                          --------              -----------
Options outstanding,
  end of period                             12,470              $ 4,650,119
                                          --------              -----------
                                          --------              -----------

7.   INVESTMENT TRANSACTIONS AND TAX INFORMATION

Purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 2001 were as follows:

             PURCHASES                                  SALES
  -----------------------------              ---------------------------
  U.S. GOVERNMENT         OTHER              U.S. GOVERNMENT       OTHER
  ---------------         -----              ---------------       -----
         $0           $288,087,736                 $0           $42,554,096

The components of the net unrealized appreciation in the value of the investments held at December 31, 2001 for tax purposes are as follows:

Gross unrealized appreciation of investments                   $154,275,743
Gross unrealized depreciation of investments                    (43,301,739)
                                                               ------------
Net unrealized appreciation of investments                     $110,974,004
                                                               ------------
                                                               ------------

At December 31, 2001, the cost of investments for federal income tax purposes was $433,924,837.

At December 31, 2001, the Fund had accumulated net realized capital loss carryovers of $3,833,114 that will expire in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

At December 31, 2001, the Fund had no undistributed net investment income for tax purposes.

8.   EXPENSE REDUCTIONS

The Fund has a directed business arrangement with Capital Institution Services, Inc. ("CIS"). Upon the purchase and/or sale of investment securities at best price and execution, the Fund pays a brokerage commission to CIS. These commission payments generate nonrefundable cumulative credits which are available to pay certain expenses of the Fund, such as performance measurements, pricing information, custodian and record keeping services, legal, accounting and other administrative costs. For the year endedDecember 31, 2001, the Fund's expenses were reduced $113,951 by utilizing directed brokerage credits resulting in a decrease in the expense ratio being charged to shareholders of 0.03%. In accordance with Securities and Exchange Commission requirements, such amount is required to be shown as an expense and has been included in each of the expenses in the Statement of Operations.

Beginning in 2000, expenses are also reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund's expense ratio. For the year endedDecember 31, 2001, the Fund's expenses were reduced $57,714 by utilizing minimum account maintenance fees, resulting in a decrease in the expense ratio being charged to shareholders of 0.01%.

9.   RECENT FINANCIAL REPORTING PRONOUNCEMENT

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires Funds to amortize premium and discount on all fixed-income securities using the interest method. Upon initial adoption, as of January 1, 2001, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but changed the classification of certain amounts in the Fund's capital accounts. The Fund's initial adjustment required upon adoption of premium and discount amortization increased the recorded cost of its investments (but not their market value) by approximately $661,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Muhlenkamp Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments and of options written, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Muhlenkamp Fund (constituting of the Wexford Trust hereafter referred to as the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 8, 2002

                             DIRECTORS AND OFFICERS

                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS           OTHER
                              POSITION(S)         TERM OF OFFICE      PRINCIPAL                     IN COMPLEX       DIRECTORSHIPS
NAME, ADDRESS,                HELD                AND LENGTH OF       OCCUPATION(S)                  OVERSEEN            HELD
AND AGE                       WITH FUND           TIME SERVED         DURING PAST 5 YEARS          BY DIRECTOR        BY DIRECTOR
--------------                ---------           --------------      -------------------          -----------       -------------
Independent Trustees:
---------------------
Alfred E. Kraft               Trustee             Served as           An independent                    1                None
202 Fan Hollow Road                               Trustee from        management consultant
Uniontown, PA  15401                              1998 to present     since 1986
Age:  64

Terrence McElligott           Trustee             Served as           President of West Penn            1                None
4103 Penn Avenue                                  Trustee from        Brush & Supply, Inc.,
Pittsburgh, PA  15224                             1998 to present     as a wholesale industrial
Age:  56                                                              brush sales company,
                                                                      since 1979

Interested Trustees and Officers:
---------------------------------
Ronald H. Muhlenkamp          President           Served as           President and Director            1                None
Muhlenkamp &                  and                 President and       of Muhlenkamp &
  Company, Inc.               Trustee             Trustee from        Company, Inc.,
3000 Stonewood Drive,                             1987 to present     investment advisor
  Suite 310                                                           to the Fund
Wexford, PA  15090
Age:  58

James S. Head                 Vice                Served as Vice      Executive Vice President          1                None
Muhlenkamp &                  President           President from      of Muhlenkamp &
  Company, Inc.               and                 1999 to present     Company, Inc.,
3000 Stonewood Drive,         Treasurer                               investment advisor to
  Suite 310                                                           the Fund, from 1999 to
Wexford, PA  15090                                                    present; Branch Manager,
Age:  56                                                              Parker/Hunter Inc., a
                                                                      securities brokerage firm
                                                                      from 1995 to 1999

John H. Kunkle, III           Vice                Served as Vice      Portfolio analyst with            1                None
Muhlenkamp &                  President           President from      Muhlenkamp &
  Company, Inc.                                   1999 to present     Company, Inc., investment
3000 Stonewood Drive,                                                 advisor to the Fund,
  Suite 310                                                           since 1992
Wexford, PA  15090
Age:  39

Jean Leister                  Secretary           Served as           Director of Operations            1                None
Muhlenkamp &                                      Secretary           with Muhlenkamp &
  Company, Inc.                                   from                Company, Inc.,
3000 Stonewood Drive,                             1992 to present     investment advisor to
  Suite 310                                                           the Fund, since 1987
Wexford, PA  15090
Age:  54

Additional information about the Portfolios' directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling (800) 860-3863.

                               INVESTMENT ADVISOR
                           Muhlenkamp & Company, Inc.
                        3000 Stonewood Drive, Suite 310
                               Wexford, PA  15090

                        ADMINISTRATOR AND TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                    AUDITORS
                           PricewaterhouseCoopers LLP
                            100 E. Wisconsin Avenue
                              Milwaukee, WI  53202